COLUMBIA ACORN TRUST

ColumbiaSM Thermostat FundSM

(the “Fund”)

Supplement dated July 1, 2008 to the
Prospectuses dated May 1, 2008

Effective immediately, the Fund has changed its primary benchmark for debt securities and added a custom supplemental benchmark.  Accordingly, the Fund’s prospectuses are hereby supplemented as follows:

1.             Within the “FUNDimensions” informational box on page 5 of the prospectuses for all share classes, the list of indices presented in the row entitled “Benchmarks” is deleted and replaced in its entirety with the following:

S&P 500® Index

Lehman Brothers U.S. Aggregate Bond Index

Lehman Brothers U.S. Credit Intermediate Bond Index

Lipper Flexible Portfolio Funds Index

50/50 Blended Benchmark(*)

(*)   An equally weighted custom composite of the S&P 500® Index and the Lehman Brothers U.S. Aggregate Bond Index, established by the Advisor.

2.             Within the paragraph that appears under the heading “Average Annual Total Return as of December 31, 2007” in the prospectuses for all share classes, the last six sentences are deleted and replaced in their entirety with the following:

The table compares the Fund’s returns for each period with those of the S&P 500® Index, the Fund’s primary benchmark for equity securities, the Lehman Brothers U.S. Aggregate Bond Index, the Fund’s primary benchmark for debt securities, the Lehman Brothers U.S. Credit Intermediate Bond Index, the Lipper Flexible Portfolio Funds Index and a 50/50 Blended Benchmark.  Effective July 1, 2008, the Fund changed its primary benchmark for debt securities because the Advisor believes the Lehman Brothers U.S. Aggregate Bond Index is more fully representative of the portfolio components of the underlying bond funds in which the Fund invests.  The S&P 500® Index tracks the performance of 500 widely held, large capitalization U.S. stocks.  The Lehman Brothers U.S. Aggregate Bond Index tracks the daily price, coupon, pay-downs, and total performance of fixed rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.  The Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index, which includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Flexible Portfolio Funds Index is an equal weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The 50/50 Blended Benchmark, established by the

INT-47/154632-0608

Advisor, is an equally weighted custom composite of the Fund’s primary equity and primary debt benchmarks.  As described in the discussion of the Fund’s principal investment strategies, the percentage of the Fund’s assets allocated to stock and bond Portfolio Funds will vary, and accordingly the composition of the Fund’s portfolio will not always reflect the composition of the 50/50 Blended Benchmark.  Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

3.             Within the table that appears under the heading “Average Annual Total Return as of December 31, 2007” in the prospectuses for Class A, Class B and Class C shares, the last three rows are deleted and replaced in their entirety with the following:

	1 year	Life of Fund
S&P 500® Index	5.49%	14.27%
Lehman Brothers U.S. Aggregate Bond Index	6.97%	4.26%
Lehman Brothers U.S. Credit Intermediate Bond Index	5.60%	4.20%
Lipper Flexible Portfolio Funds Index	9.57%	13.17%
50/50 Blended Benchmark (*)	6.38%	9.28%

(*)   An equally weighted custom composite of the S&P 500® Index and the Lehman Brothers U.S. Aggregate Bond Index, established by the Advisor.

4.             Within the table that appears under the heading “Average Annual Total Return as of December 31, 2007” in the prospectuses for Class Z shares, the last three rows are deleted and replaced in their entirety with the following:

	1 year	5 years	Life of Fund
S&P 500® Index	5.49%	12.83%	13.78%
Lehman Brothers U.S. Aggregate Bond Index	6.97%	4.42%	4.54%
Lehman Brothers U.S. Credit Intermediate Bond Index	5.60%	4.49%	4.85%
Lipper Flexible Portfolio Funds Index	9.57%	12.10%	12.65%
50/50 Blended Benchmark (*)	6.38%	8.67%	9.23%

(*)   An equally weighted custom composite of the S&P 500® Index and the Lehman Brothers U.S. Aggregate Bond Index, established by the Advisor.

COLUMBIA ACORN TRUST

ColumbiaSM Thermostat FundSM

(the “Fund”)

Supplement dated July 1, 2008 to the
Statement of Additional Information dated May 1, 2008

Effective immediately, the Fund has changed its primary benchmark for debt securities and added a custom supplemental benchmark.  Accordingly, Fund’s statement of additional information is hereby supplemented by deleting the list of indices presented for the Fund under the heading “Performance Benchmarks” on page 52, and replacing it with the following:

S&P 500® Index (primary equity benchmark), the Lehman Brothers U.S. Aggregate Bond Index (primary debt benchmark), the Lehman Brothers U.S. Credit Intermediate Bond Index, the Lipper Flexible Portfolio Funds Index and the 50/50 Blended Benchmark, an equally weighted custom composite of the S&P 500® Index and the Lehman Brothers U.S. Aggregate Bond Index, established by the Advisor

INT-50/154633-0608